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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2001


                                  TICKETMASTER
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-25041                95-4546874
  ----------------------------     ----------------          -------------
  (State or Other Jurisdiction     (Commission File          (IRS Employer
        of Incorporation)               Number)           Identification No.)


         3701 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA       90010
         --------------------------------------------     ----------
           (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (213) 381-2000


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                            EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K/A is being filed solely for the purpose of filing a corrected version of Exhibit 99.1 (Press Release) which was filed with the Registrant's Current Report on Form 8-K filed on February 1, 2001. No other amendments, in particular no amendments to Exhibit
99.2 (Guidance Exhibit) are being made herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.
         --------

EXHIBIT NO.                  DESCRIPTION
-----------                  ------------
99.1              Press Release dated February 1, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 1, 2001                TICKETMASTER



                                       By: /s/ JOHN PLEASANTS
                                           ------------------------------------
                                           John Pleasants
                                           Chief Executive Officer




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INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
99.1                    Press Release dated February 1, 2001.